SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   April 20, 2016

Black River Petroleum Corp.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-54704	98-0642409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

143-41 84th Drive, Briarwood, New York 11435

 (Address of principal executive office, including zip code)

(347) 681-1668

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 5.03.	Amendment to Articles of Incorporation and By-Laws.

On April 20, 2016, the Company filed Articles of Merger with the Nevada Secretary of State which merged a wholly-owned subsidiary into the Company, the sole purpose of the merger being to amend our Articles of Incorporation to change the name of the Company from Black River Petroleum Corp. to Viva Entertainment Group, Inc. The change of the Company’s name will not become effective until it is approved by the Financial Industry Regulatory Authority as effective for trading purposes in the OTC markets.

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 29, 2016	Black River Petroleum Corp.

	By:	/s/Johnny Falcones
Johnny Falcones